SUPPLEMENTAL OIL AND NATURAL GAS DISCLOSURES	12 Months Ended
Dec. 31, 2023
SUPPLEMENTAL OIL AND NATURAL GAS DISCLOSURES
SUPPLEMENTAL OIL AND NATURAL GAS DISCLOSURES

NOTE 17. SUPPLEMENTAL OIL AND NATURAL GAS DISCLOSURES (UNAUDITED)

The Company only has one reportable operating segment, which is oil and natural gas development, exploration and production in the United States. See the Company’s accompanying consolidated statements of operations for information about results of operations for oil and natural gas producing activities.

Natural gas includes gas, helium and NGLs.

Net Capitalized Costs

The table below reflects the capitalized costs of the Company’s oil and natural gas properties and the related accumulated depletion:

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Proved oil and natural gas properties	$6,368,179	$5,786,425
Unproved oil and natural gas properties	—	—
Total proved and unproved oil and natural gas properties	6,368,179	5,786,425
Less accumulated depletion and impairment	(5,426,488)	(4,659,087)
Net capitalized cost	$941,691	$1,127,338

Cost Incurred in Oil and Natural Gas Property Acquisition, Exploration and Development

The following table reflects costs incurred in oil and natural gas property acquisition, development, and exploratory activities:

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Acquisition costs:
Property acquisitions – proved	$1,169,882	$—
Property acquisitions – unproved	—	—
Exploration costs	—	—
Development costs	—	3,647
ARO liabilities incurred and change in estimates, net	(411,605)	190,750
Total	$758,277	$194,397

Results of Operations From Oil and Natural Gas Producing Activities

The follow table reflects the Company’s results of operations for oil and natural gas producing activities:

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Revenues, net	$612,192	$4,223,354
Less:
Lease operating expense	1,332,548	1,793,232
Depletion	767,401	373,229
Accretion of discount on asset retirement obligations	91,624	495,184
Results of operations from oil and natural gas producing activities	$(1,579,381)	$1,561,709

The depletion rate used for the years ended December 31, 2023 and 2022 were $0.90 per Mcfe and $0.34 per Mcfe, respectively.

Oil and Natural Gas Reserves

Proved reserves were estimated in accordance with guidelines established by the SEC, which require that reserve estimates be prepared under existing economic and operating conditions based upon the 12- month average price calculated as the unweighted arithmetic average of the first-day-of-the-month price for each of the twelve months prior to the end of the reporting period. These prices as of December 31, 2023, 2022, and 2021 were $78.22, $93.67, and $66.56 per barrel for oil and $2.64, $6.36, and $3.60 per MMBtu for natural gas, respectively. The estimated realized prices used in computing the Company’s reserves as of December 31, 2023, were as follows: (i) $37.40 per barrel of oil, (ii) $31.29 per barrel of NGL, (iii) $1.97 per Mcf of natural gas. The estimated realized prices used in computing the Company’s reserves as of December 31, 2022, were as follows: (i) $37.47 per barrel of oil, (ii) $37.47 per barrel of NGL, (iii) $5.23 per Mcf of natural gas. The estimated realized prices used in computing the Company’s reserves as of December 31, 2021, were as follows: (i) $66.56 per barrel of oil, (ii) $1.84 per Mcf of natural gas. The prices were held constant and adjusted for gravity, heating value, quality, transportation, and marketing.

The proved reserve estimates as of December 31, 2023, 2022, and 2021 were prepared by MKM Engineering, independent reservoir engineers, and reflect the Company’s current development plans. All estimates of proved reserves are determined according to the rules prescribed by the SEC in existence at the time the estimates were made. These rules require that the standard of “reasonable certainty” be applied to proved reserve estimates, which is defined as having a high degree of confidence that the quantities will be recovered. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as more technical and economic data becomes available, a positive or upward revision or no revision is much more likely than a negative or downward revision. Estimates are subject to revision based upon a number of factors, including many factors beyond the Company’s control, such as reservoir performance, prices, economic conditions, and government restrictions. In addition, results of drilling, testing, and production subsequent to the date of an estimate may justify revision of that estimate.

Reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

Estimating quantities of proved oil and gas reserves is a complex process that involves significant interpretations and assumptions and cannot be measured in an exact manner. It requires interpretations and judgment of available technical data, including the evaluation of available geological, geophysical, and engineering data. The accuracy of any reserve estimate is highly dependent on the quality of available data, the accuracy of the assumptions on which they are based upon, economic factors, such as oil and gas prices, production costs, severance and excise taxes, capital expenditures, workover and remedial costs, and the assumed effects of governmental regulation.

The meaningfulness of reserve estimates is highly dependent on the accuracy of the assumptions on which they were based. In general, the volume of production from oil and gas properties the Company owns declines as reserves are depleted. Except to the extent the Company conducts successful exploration and development activities or acquires additional properties containing proved reserves, or both, the Company’s proved reserves will decline as reserves are produced.

As the Company’s reserve profile is predominantly natural gas, an equivalent mcf is used in the table below. The conversion is calculated by multiplying the oil and NGL barrels by six to arrive at an equivalent mcf. This calculation is based on one barrel of crude oil having approximately the same energy content as six mcf of gas.

The following table reflects changes in proved reserves during the periods indicated:

	Oil	NGL	Gas
	(Bbl)	(Bbl)	(Mcf)	(Mcfe)
Proved reserves on December 31, 2020	—	—	10,172,830	10,172,830
Discoveries and extensions	—	—	—	—
Purchase of reserves in place	—	—	198,350	198,350
Sale of reserves in place	—	—	—	—
Revisions of previous estimates	302	—	7,404,742	7,406,551
Production	(302)	—	(1,136,812)	(1,138,621)
Proved reserves on December 31, 2021	—	—	16,639,110	16,639,110
Discoveries and extensions	94,390	4,232,200	38,137,000	64,096,540
Purchase of reserves in place	—	—	—	—
Sale of reserves in place	—	—	—	—
Revisions of previous estimates	1,421	3,148	9,832,279	9,859,690
Production	(1,421)	(3,148)	(1,112,169)	(1,139,580)
Proved reserves on December 31, 2022	94,390	4,232,200	63,496,220	89,455,760
Discoveries and extensions	10,590	232,500	3,345,420	4,803,960
Purchase of reserves in place	21,230	11,340	638,590	834,010
Sale of reserves in place	(12,840)	—	(4,047,390)	(4,124,430)
Revisions of previous estimates	51,716	(601,905)	(4,520,875)	(7,822,014)
Production	(2,076)	(2,285)	(830,145)	(856,306)
Proved reserves on December 31, 2023	163,100	3,871,850	58,081,820	82,291,520
Proved developed reserves at:
December 31, 2020	—	—	10,172,830	10,172,830
December 31, 2021	—	—	16,639,110	16,639,110
December 31, 2022	94,390	—	29,711,410	30,277,750
December 31, 2023	163,100	—	28,527,300	29,505,900
Proved undeveloped reserves at:
December 31, 2020	—	—	—	—
December 31, 2021	—	—	—	—
December 31, 2022	—	4,232,200	33,784,810	59,178,010
December 31, 2023	—	3,871,850	29,554,520	52,785,620

The Company’s Proved Undeveloped Reserves included 80 drilling locations at December 31, 2023, 91 drilling locations at December 31, 2022, and no locations at December 31, 2021. The reduction in drilling locations at December 31, 2023 were a result of delays in the Company’s drilling program. All of the locations at December 31, 2022 were added primarily due to the planned acquisition, construction, and installation of a gas processing facility and a gathering system which made these wells economic. In addition, through the Company’s planned efforts to raise capital through project and equity financing and expected future cash flows from operations, the Company expects to be able to fund the drilling of these locations and complete the drilling within 5 years. None of these locations were added or removed as a result of changes in product prices or costs.

The amounts included in Discoveries and extensions during 2022 were primarily related to inclusion of the proved undeveloped locations described in the above paragraph. The amounts included in Discoveries and Extensions during 2023 were primarily related to behind pipe opportunities as a result of further property evaluations conducted during 2023.

Positive revisions of previous estimates of 6,827,110 Mcfe during 2021 related to a $1.07 per Mcf increase in natural gas prices and positive revision of 579,444 Mcfe related to well performance. Positive revisions of previous estimates of 9,539,800 Mcfe during 2022 were related to a $3.39 per Mcf increase in natural gas prices, and a positive revision of 319,893 Mcfe related to well performance. Negative revisions in the amount of 7,787,700 Mcfe during 2023 were a result of removal of proved undeveloped locations due to a delay in the start of operations of the Pecos Slope Gas Plant, negative revisions of 163,100 Mcfe related to pricing, partially offset by positive revisions of 128,786 Mcfe related to well performance.

Standardized Measure of discounted Future Net Cash Flows

The following table reflects the Company’s standardized measure of discounted future net cash flows relating from its proved oil and natural gas reserves:

	December 31,	December 31,	December 31,
	2023	2022	2021
Future cash inflows	$241,246,940	$494,920,870	$30,589,040
Future production costs	(110,389,040)	(144,477,250)	(11,930,520)
Future development costs*	(81,950,970)	(92,154,270)	(24,518,170)
Future income tax expense	(17,221,680)	(70,254,330)	(4,600,660)
Future net cash flows	31,685,250	188,035,020	(10,460,310)
Discount to present value at 10% annual rate	(30,927,340)	(140,187,170)	10,561,950
Standardized measure of discounted future net cash flows	$757,910	$47,847,850	$101,640

*Includes all estimated future costs that will be incurred to settle our asset retirement obligations

The amount included in the above table for Discount to present value at 10% annual rate in 2021 was a result of timing of settlements of asset retirement obligations as compared to timing of future cash inflows. The timing of the settlements of the asset retirement obligations primarily occurred much later in the reserve life and therefore are significantly discounted, while the high cash inflows occurred in the reserve life.

The following table reflects the principal changes in the standardized measure of discounted future net cash flows attributable to the Company’s proved reserves:

	December 31,	December 31,	December 31,
	2023	2022	2021
Standardized measure of discounted future net cash flows, beginning of year	$47,847,850	$101,640	$(3,558,740)
Sales of oil and gas, net of production costs and taxes	720,356	(2,430,122)	(1,628,168)
Net changes in prices and production costs	(73,270,210)	14,288,740	4,623,260
Changes in future development costs	10,118,660	(388,690)	(344,130)
Discoveries and extensions	1,788,800	56,440,090	—
Revision in previous quantity estimates	(9,848,690)	3,884,040	963,020
Previously estimated development costs incurred	—	—	—
Purchase of minerals in place	491,310	—	—
Sales of minerals in place	(3,463,350)	—	—
Net change in income taxes	18,397,390	(26,021,070)	(1,319,930)
Accretion of discount	6,990,340	547,360	127,050
Changes in timing and other	985,454	1,425,862	1,239,278
Standardized measure of discounted future net cash flows, end of year	$757,910	$47,847,850	$101,640

In the above table, the standardized measure of discounted future net cash flows for the beginning of the year for the year ended December 31, 2021 reflect a negative amount. This was a result of inclusion of estimated future costs incurred to settle asset retirement obligations.